Right-Of-Use Assets (Tables)	12 Months Ended
Dec. 31, 2021
Right-Of-Use Assets [Abstract]
Disclosure Of Information Of The Net Book Value Of Right-Of-Use Asset	The following table details the changes to the net book value of ROU assets during the periods shown:

	Land	Buildings	Other	Total
Balance — January 1, 2020	$7.0	$94.7	$2.4	$104.1
Additions (i)	0.7	26.9	0.3	27.9
Depreciation	(0.6)	(29.2)	(0.5)	(30.3)
Write-down of assets and lease terminations(ii)	—	(1.1)	—	(1.1)
Foreign exchange and other	—	0.4	—	0.4
Balance — December 31, 2020	7.1	91.7	2.2	101.0
Additions(i)	0.1	42.1	0.4	42.6
Additions through business combination (note 3)	4.3	0.8	—	5.1
Depreciation	(0.5)	(31.0)	(0.5)	(32.0)
Write-down of assets and lease terminations(ii)	—	(0.3)	—	(0.3)
Foreign exchange and other	(0.3)	(2.3)	—	(2.6)
Balance — December 31, 2021	$10.7	$101.0	$2.1	$113.8
(i)    Additions represent new leases and lease renewals as result of extension of lease terms. Additions for 2021 were reduced by $0.4 (2020 — $4.2) in tenant improvement allowances that we received in connection with a new building lease for one of our Atrenne sites.
(ii) During 2021, we recorded $0.3 (2020 — $1.1) (in each case as restructuring charges) to write down certain ROU assets in connection with restructuring actions pertaining to vacated properties, resulting in part from certain sublet recoveries that were lower than the carrying value of the related leases (Sublet Losses). See note 15(a).